UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 1, 2021 (March 31, 2021)

TRONOX HOLDINGS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Blvd., Suite 1100	Laporte Road, Stallingborough
Stamford, Connecticut 06901	Grimsby, North East Lincolnshire, DN40 2PR, UK

(Address of Principal Executive Offices) (Zip Code)

(203) 705-3800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	TROX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02.	Termination of a Material Agreement.

On March 31, 2021, Tronox Incorporated, a Delaware corporation and wholly-owned indirect subsidiary of Tronox Holdings plc (the “Company”), completed the previously announced redemption of all $615 million aggregate principal amount of its outstanding 6.500% Senior Notes due 2026 (the “2026 Notes”). Pursuant to the indenture governing the 2026 Notes (the “2026 Notes Indenture”), the 2026 Notes were redeemed at a price equal to 100% of the principal amount of the 2026 Notes, plus a “make-whole” premium, plus accrued and unpaid interest to, but not including, the March 31, 2021 redemption date. As a result, the 2026 Notes Indenture was satisfied and discharged and Tronox Incorporated and the guarantors party thereto have no further obligations under the 2026 Notes, the related guarantees or the 2026 Notes Indenture.

In addition, on April 1, 2021, Tronox Finance plc, a public limited company incorporated under the laws of England and Wales and wholly-owned indirect subsidiary of the Company, completed the previously announced redemption of all $450 million aggregate principal amount of its outstanding 5.750% Senior Notes due 2025 (the “2025 Notes”). Pursuant to the indenture governing the 2025 Notes (the “2025 Notes Indenture”), the 2025 Notes were redeemed at a price equal to 104.313% of the principal amount of the 2025 Notes, plus accrued and unpaid interest to, but not including, the April 1, 2021 redemption date. As a result, the 2025 Notes Indenture was satisfied and discharged and Tronox Finance plc and the guarantors party thereto have no further obligations under the 2025 Notes, the related guarantees or the 2025 Notes Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: April 1, 2021	By:	/s/ Jeffrey N. Neuman
		Name:	Jeffrey N. Neuman
		Title:	Senior Vice President, General Counsel and Secretary